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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 16, 1996



                                BALL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Indiana
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

           1-7349                                      35-0160610
   ----------------------                  --------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)



                345 South High Street, Muncie, Indiana 47305-2326
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100


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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated July 16, 1996

Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Ball Corporation (the "Company") is hereby identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.





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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated July 16, 1996


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BALL CORPORATION
                                        (Registrant)



Date:  July 16, 1996                    By:  /s/ R. David Hoover
                                             ----------------------------
                                             Executive Vice President and
                                             Chief Financial Officer





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